Property, plant and equipment, Current and Next Average Purchase Option Price of Firm Charters (Details) $ in Thousands	6 Months Ended
	Jun. 30, 2025 USD ($)
LR1 Vessels [Member]
Average purchase option price of vessels [Abstract]
Current average purchase option price	$ 40,333	[1]
Next average purchase option price	39,833
MR Vessels [Member]
Average purchase option price of vessels [Abstract]
Current average purchase option price	30,626	[1]
Next average purchase option price	$ 30,243

[1]	The purchase option price decreases by a fixed amount per year, or on a pro-rata basis based on individual contract terms. Prior notice period of three to four months are required before exercise of options. The value of the purchase options amount to USD 52 million as at the end of the current reporting period.